                                                                   EXHIBIT 10.28

                          CHRYSLER MOTORS CORPORATION

                                    PLYMOUTH

                          SALES AND SERVICE AGREEMENT

       GRINDSTAFF CHEVROLET, INC. dba GRINDSTAFF CHRYSLER PLYMOUTH DODGE
-------------------------------------------------------------------------------
                                 (Dealer Name)

located at     2226 WEST ELK AVENUE                    ELIZABETHTON, TN
          ---------------------------------------------------------------------
                    (Street)                         (City)        (State)

a(n)                Corporation                hereinafter called DEALER, and
     -----------------------------------------
     (Individual, Corporation, or Partnership)

Chrysler Motors Corporation, a Delaware corporation, hereinafter sometimes referred to as "CMC," have entered into this Chrysler Motors Corporation Plymouth Sales and Service Agreement, hereinafter referred to as "Agreement," the terms of which are as follows:

--------------------------------------------------------------------------------

    INTRODUCTION

The purpose of the relationship established by this Agreement is to provide a means for the sale and service of specified Plymouth vehicles and the sale of CMC vehicle parts and accessories in a manner that will maximize customer satisfaction and be of benefit to DEALER and CMC.

While the following provisions, each of which is material, set forth the undertakings of this relationship, the success of those undertakings rests on a recognition of the mutuality of interests of DEALER and CMC, and a spirit of understanding and cooperation by both parties in the day to day performance of their respective functions. As a result of such considerations, CMC has entered into this Agreement in reliance upon and has placed its trust in the personal abilities, expertise, knowledge and integrity of DEALER'S principal owners and management personnel, which CMC anticipates will enable DEALER to perform the personal services contemplated by this Agreement.

It is the mutual goal of this relationship to promote the sale and service of specified CMC products by maintaining and advancing their excellence and reputation by earning, holding and furthering the public regard for CMC and all CMC dealers.

--------------------------------------------------------------------------------

1   PRODUCTS COVERED

DEALER has the right to order and purchase from CMC and to sell at retail only those specific models of CMC vehicles, sometimes referred to as "specified CMC vehicles," listed on the Motor Vehicle Addendum, attached hereto and incorporated herein by reference. CMC may change the models of CMC vehicles listed on the Motor Vehicle Addendum by furnishing DEALER a superseding Motor Vehicle Addendum. Such a superseding Motor Vehicle Addendum will not be deemed or construed to be an amendment to this Agreement.

--------------------------------------------------------------------------------

2   DEALER'S MANAGEMENT

CMC has entered into this Agreement relying on the active, substantial and continuing personal participation in the management of DEALER'S organization by:

              NAME                                         POSITION

      Steven E. Grindstaff                                 President
---------------------------------               --------------------------------

---------------------------------               --------------------------------

DEALER represents and warrants that at least one of the above named individuals will be physically present at the DEALER'S facility (sometimes referred to as "Dealership Facilities") during most of its operating hours and will manage all of DEALER'S business relating to the sale and service of CMC products. DEALER shall not change the personnel holding the above described position(s) or the nature and extent of his/her/their management participation without the prior written approval of CMC.

--------------------------------------------------------------------------------

3   DEALER'S CAPITAL STOCK OR PARTNERSHIP INTEREST

If DEALER is a corporation or partnership, DEALER represents and agrees that the persons named below own beneficially the capital stock or partnership interest of DEALER in the percentages indicated below. DEALER warrants there will be no change affecting more than 50% of the ownership interest of DEALER, nor will there be any other change in the ownership interest of DEALER which may affect the managerial control of DEALER without CMC's prior written approval.

                       Voting       Non-Voting       Partnership      Active
       Name            Stock          Stock           Interest        Yes/No

Steven E. Grindstaff    100%                %                %         Yes
--------------------    ---           ------           ------          ----
                           %                %                %
--------------------    ---           ------           ------          ----
                           %                %                %
--------------------    ---           ------           ------          ----
                           %                %                %
--------------------    ---           ------           ------          ----
Total                   100%                %                %
                        ---           ------           ------          ----

--------------------------------------------------------------------------------

4   SALES LOCALITY

DEALER shall have the non-exclusive right, subject to the provisions of this Agreement, to purchase from CMC those new specified CMC vehicles, vehicle parts, accessories and other CMC products for resale at the DEALER'S facilities and location described in the Dealership Facilities and Location Addendum, attached hereto and incorporated herein by reference. DEALER will actively and effectively sell and promote the retail sale of CMC vehicles, vehicle parts and accessories in DEALER'S Sales Locality. As used herein, "Sales Locality" shall mean the area designated in writing to DEALER by CMC from time to time as the territory of DEALER'S responsibility for the sale of CMC vehicles, vehicle parts and accessories, although DEALER is free to sell said products to customers wherever they may be located. Said Sales Locality may be shared with other CMC dealers as CMC determines to be appropriate.

--------------------------------------------------------------------------------

5   ADDITIONAL TERMS AND PROVISIONS

The additional terms and provisions set forth in the document entitled "Chrysler Motors Corporation Sales and Service Agreement Additional Terms and Provisions" marked "Form 88CMC," as may hereafter be amended from time to time, constitute a part of this Agreement with the same force and effect as if set forth at length herein, and the term "this Agreement" includes said additional terms and provisions.

--------------------------------------------------------------------------------

6   FORMER AGREEMENTS, REPRESENTATIONS OR STATEMENTS

This Chrysler Motors Corporation Plymouth Sales and Service Agreement and other documents, (or their successors as specifically provided for herein) which are specifically incorporated herein by reference constitute the entire agreement between the parties relating to the purchase by DEALER of those new specified CMC vehicles, parts and accessories from CMC for resale; and it cancels and supersedes all earlier agreements, written or oral, between CMC and DEALER relating to the purchase by DEALER of Plymouth vehicles, parts and accessories, ries, except for (a) amounts owing by CMC to DEALER, such as payments for warranty service performed and incentive programs, or (b) amounts owing or which may be determined to be owed, as a result of an audit or investigation, by DEALER to CMC due to DEALER'S purchase from CMC of vehicles, parts, accessories and other goods or services, or (c) amounts DEALER owes to CMC as a result of other extensions of credit by CMC to DEALER. No representations or statements, other than those expressly set forth herein or those set forth in the applications for this Agreement submitted to CMC by DEALER or DEALER's representatives, are made or relied upon by any party hereto in entering into this Agreement.

--------------------------------------------------------------------------------

7   WAIVER AND MODIFICATION

No waiver, modification or change of any of the terms of this Agreement or change or erasure of any printed part of this Agreement or addition to it (except the filing in of blank spaces and lines) will be valid or binding on CMC unless approved in writing by the President or a Vice President or the National Dealer Placement Manager of Chrysler Motors Corporation.

--------------------------------------------------------------------------------

8   AMENDMENT

DEALER and CMC recognize that this Agreement does not have an expiration date and will continue in effect unless terminated under the limited circumstances set forth in Paragraph 28. DEALER and CMC further recognize that the passage of time, changes in the industry, ways of doing business and other unforeseen circumstances may cause CMC to determine that it should amend all Chrysler Motors Corporation Plymouth Sales and Service Agreements. Therefore, CMC will have the right to amend this Agreement to the extent that CMC deems advisable, provided that CMC makes the same amendment in Chrysler Motors Corporation Plymouth Sales and Service Agreements generally. Each such amendment will be issued in a notice sent by certified mail or delivered in person to DEALER and signed by the President or a Vice President or the National Dealer Placement Manager of Chrysler Motors Corporation. Thirty-five (35) days after mailing or delivery of such notice to DEALER, this Agreement will be deemed amended in the manner and to the extent set forth in the notice.

--------------------------------------------------------------------------------

9   ARBITRATION

Any and all disputes arising out of or in connection with the interpretation, performance or non-performance of this Agreement or any and all disputes arising out of or in connection with transactions in any way related to this Agreement (including, but not limited to, the validity, scope and enforceability of this arbitration provision, or disputes under rights granted pursuant to the statutes of the state in which DEALER is licensed) shall be finally and completely resolved by arbitration pursuant to the arbitration laws of the United States of America as codified in Title 9 of the United States Code, Sections 1-14, under the Rules of Commercial Arbitration of the American Arbitration Association (hereinafter referred to as the "Rules") by a majority vote of a panel of three arbitrators. One arbitrator will be selected by DEALER (DEALER'S arbitrator). One arbitrator will be selected by CMC (CMC'S arbitrator). These arbitrators must be selected by the respective parties within ten (10) business days after receipt by either DEALER or CMC of a written notification from the other party of a decision to arbitrate a dispute pursuant to this Agreement. Should either CMC or DEALER fail to select an arbitrator within said ten-day period, the party who fails to select an arbitrator will have its arbitrator selected by the American Arbitration Association upon the application of the other party. The third arbitrator must be an individual who is familiar with business transactions and be a licensed attorney admitted to the practice of law within the United States of America, or a judge. The third arbitrator will be selected by DEALER'S and CMC'S arbitrators. If said arbitrators cannot agree on a third arbitrator within thirty (30) days from the date of the appointment of the last selected arbitrator, then either DEALER'S or CMC'S arbitrator may apply to the American Arbitration Association to appoint said third arbitrator pursuant to the criteria set forth above. The arbitration panel shall conduct the proceedings pursuant to the then existing Rules.

Notwithstanding the foregoing, to the extent any provision of the Rules conflict with any provision of this Paragraph 9, the provisions of this Paragraph 9 will be controlling.

CMC and DEALER agree to facilitate the arbitration by: (a) each party paying to the American Arbitration Association one-half (1/2) of the required deposit before the proceedings commence; (b) making available to one another and to the arbitration panel, for inspection and photocopying all documents, books and records, if determined by the arbitrator to be relevant to the dispute; (c) making available to one another and to the arbitration panel personnel directly or indirectly under their control, for testimony during hearings and prehearing proceedings if determined by the arbitration panel to be relevant to the dispute; (d) conducting arbitration hearings to the greatest extent possible on consecutive business days; and (e) strictly observing the time periods established by the Rules or by the arbitration panel for the submission of evidence and of briefs.

documents, books and records, if determined by the arbitration panel to be relevant to the dispute; (c) making available to one another and to the arbitration panel personnel directly or indirectly under their control, for testimony during hearings and prehearing proceedings if determined by the arbitration panel to be relevant to the dispute; (d) conducting arbitration hearings to the greatest extent possible on consecutive business days; and (e) strictly observing the time periods established by the Rules or by the arbitration panel for the submission of evidence and of briefs.

Unless otherwise agreed to by CMC and DEALER, a stenographic record of the arbitration shall be made and a transcript thereof shall be ordered for each party, with each party paying one-half (1/2) of the total cost of such recording and transcription. The stenographer shall be state-certified, if certification is made by the state, and the party to whom it is most convenient shall be responsible for securing and notifying such stenographer of the time and place of the arbitration hearing(s).

If the arbitration provision is invoked when the dispute between the parties is either the legality of terminating this Agreement or of adding a new CMC dealer of the same line-make or relocating an existing CMC dealer of the same line-make, CMC will stay the implementation of the decision to terminate this Agreement or add such new CMC dealer or approve the relocation of an existing CMC dealer of the same line-make until the decision of the arbitrator has been announced, providing DEALER does not in any way attempt to avoid the obligations of this Paragraph 9, in which case the decision at issue will be immediately implemented.

Except as limited hereby, the arbitration panel shall have all powers of law and equity, which it can lawfully assume, necessary to resolve the issues in dispute including, without limiting the generality of the foregoing, making awards of compensatory damages, issuing both prohibitory and mandatory orders in the nature of injunctions and compelling the production of documents and witnesses for pre-arbitration discovery and/or presentation at the arbitration hearing on the merits of the case. The arbitration panel shall not have legal or equitable authority to issue a mandatory or prohibitory order which: (a) extends or has effect beyond the subject matter of this Agreement, or (b) will govern the activities of either party for a period of more than two years; nor shall the arbitration panel have authority to award punitive, consequential or any damages whatsoever beyond or in addition to the compensatory damages allowed to be awarded under this Agreement.

The decision of the arbitration panel shall be in written form and shall include findings of fact and conclusions of law.

It is the intent and desire of DEALER and CMC to hereby and forever renounce and reject any and all recourse to litigation before any judicial or administrative forum and to accept the award of the arbitration panel as final and binding, subject to no judicial or administrative review, except on those grounds set forth in 9 USC Section 10 and Section 11. Judgement on the award and/or orders may be entered in any court having jurisdiction over the parties or their assets. In the final award and/or order, the arbitration panel shall divide all costs (other than attorney fees, which shall be borne by the party incurring such fees and other costs specifically provided for herein) incurred in conducting the arbitration in accordance with what the arbitration panel deems just and equitable under the circumstances. The fees of DEALER's arbitrator shall be paid by DEALER. The fees of CMC's arbitrator shall be paid by CMC.

--------------------------------------------------------------------------------

10   SIGNATURE

This Agreement becomes valid only when signed by the President or a Vice President or the National Dealer Placement Manager of Chrysler Motors Corporation and by duly authorized officer or executive of DEALER if a corporation; or by one of the general partners of DEALER if a partnership; or by DEALER if an individual.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement which is finally executed at DETROIT, Michigan, in triplicate, on April 11, 1990.

GRINDSTAFF CHEVROLET, INC.
DBA GRINDSTAFF CHRYSLER PLYMOUTH DODGE
-----------------------------------------
         (DEALER - Firm Name)

By  /s/ [ILLEGIBLE]
  ---------------------------------------
   (Individual Duly Authorized to Sign)

              President
-----------------------------------------
               (Title)

CHRYSLER MOTORS CORPORATION

By  /s/ [ILLEGIBLE]
  ---------------------------------------

   National Dealer Placement Manager
-----------------------------------------
               (Title)